Exhibit 99.1

ACCESS NATIONAL ANNOUNCES SECOND QUARTER 2017 EARNINGS

RESTON, VA. – Access National Corporation (NASDAQ: ANCX) (the “Corporation” or “Access”), parent company for Access National Bank (the “Bank”) and Middleburg Investment Group, reported second quarter 2017 net income of $3.85 million, or $0.19 per common share. Excluding merger related one-time charges, net income was $7.46 million or $0.37 per diluted share. This represents the Corporation’s 68th consecutive quarterly profit over its 70 quarter history. Consistent with management’s stated objective of a 40% to 50% dividend payout ratio against core earnings, the Board of Directors declared a dividend of $0.15 per share for common shareholders of record as of August 14, 2017 and payable on August 25, 2017.

Highlights

•	Strategic merger with Middleburg Financial Corporation (NASDAQ: MBRG) closed on schedule April 1, 2017 and data/office integrations remain on schedule for August 4, 2017;

•
Reported second quarter earnings of $3.85 million or $0.19 per diluted share. Excluding $5.2 million in pre-tax merger related costs ($3.6 million after-tax), earnings were $7.46 million or $0.37 per diluted share;

•	Tangible book value[1] per common share was $11.32 at June 30, 2017, an increase of $0.09 from the prior period after considering merger costs;

•
Loans held for investment were $1.93 billion at June 30, 2017 compared to $943 million at June 30, 2016, a year-over-year growth of 204.5%. Exclusive of purchased loans, linked quarter growth was $38 million or 7.8% annualized; and

•	Non-interest bearing demand deposits of $660 million were 30.2% of total deposits at June 30, 2017 compared to $392 million at June 30, 2016, a year-over-year growth of 168.4%.

The transformative combination of Access National with Middleburg Financial was consummated on April 1, 2017 as announced October 24, 2016. “While most of the expected overhead efficiencies have yet to be realized, management’s excitement and confidence over the financial benefits of this combination strengthen daily. The evidence of our confidence is best illustrated by the organic growth in the loan portfolio and the positive quality migration of core deposits in spite of significant management distraction towards integration and conversion activities” said Michael Clarke, President and Chief Executive Officer of Access. He continued, “We remain committed to delivering the base line economic assumptions behind the merger and are confident that future financial results will fortify and advance shareholder interests.”

Second quarter 2017 pre-tax earnings were $5.9 million, up $1.8 million from first quarter 2017, and included pre-tax merger related costs of $5.2 million. The commercial banking segment’s net interest income grew $12.5 million when compared to the first quarter of 2017 and was offset by an increase in salaries and employee benefits of $3.8 million. The mortgage banking segment has been relatively unaffected by the merger, contributing pre-tax earnings of $1.2 million or 20% of the consolidated total. The wealth services segment saw a $1.1 million increase in revenue which was offset by an increase in operating expenses of $849 thousand when comparing the second quarter of 2017 to the first quarter of 2017. The earnings contributions from wealth services will be developing over the next few quarters as the unprofitable operations of the legacy Access segment are integrated with and suppress the profitable operations of Middleburg Investment Group. Departure of underperforming personnel and loss of select underpriced accounts during the second quarter transition will result in reduced overhead of a greater magnitude than loss of revenue contribution from associated lost business. The leadership of Middleburg Investment Group and the expanded capabilities resulting from the merger are enhancing the client value proposition in a way that will produce consistent and growing fee income.

The net interest margin increased to 3.91% from 3.46% when comparing second quarter to first quarter 2017. Second quarter net interest margin exclusive of the $1.9 million credit mark accretion for the acquired loan portfolio and the $34 thousand in liability discount amortization was 3.61% for the three months ended June 30, 2017.

Total assets were $2.8 billion at June 30, 2017, up from $1.4 billion at March 31, 2017. Organic growth in loans held for investment excluding the growth attributed to the acquired loan portfolio was $38.0 million on a linked quarter basis due mainly to growth in commercial real estate of $29.7 million and commercial of $10.3 million. The organic growth from the linked period reflects intended migration as the residential and consumer loan categories decreased while commercial, commercial real estate and construction categories grew.

Total deposits at June 30, 2017 were $2.2 billion, an increase of $1.0 billion when compared to March 31, 2017. At June 30, 2017, non-interest bearing deposits, which represent 30.2% of the deposit portfolio were $660.5 million, an increase of $283.8 million from the linked quarter. While non-interest bearing demand deposits remain the largest and most attractive source of funding for the Corporation, the combination of legacy Middleburg’s significant low cost interest-bearing demand deposits and legacy Access’ non-interest bearing demand deposits accounted for $1.1 billion or 51.0% of total deposits at June 30, 2017. Interest-bearing deposits increased to $1.5 billion at June 30, 2017, an increase of $746.4 million from the prior quarter. Brokered deposits as a percentage of the deposit portfolio decreased quarter over quarter, from 9.5% of the portfolio at March 31, 2017 to 4.6% at June 30, 2017.

1 Non-GAAP financial information.

Exclusive of purchased deposits, wholesale deposits declined $52.8 million on a linked quarter basis. The go-forward strategy places a high priority on the maintenance and expansion of core deposits, particularly high value demand deposit relationships.

As a result of the strategic merger, the loan to deposit ratio dropped to 88.2% at June 30, 2017 from 92.7% in the prior period. Appropriately leveraging the loan to deposit ratio in future periods represents an earnings growth opportunity.

Non-performing assets (“NPAs”) increased to $9.0 million at June 30, 2017 from $5.2 million at March 31, 2017, representing 0.32% and 0.37% of total assets, respectively. Included in the NPAs total is $2.4 million in other real estate owned. The allowance for loan loss was $14.7 million and $13.7 million at June 30, 2017 and March 31, 2017, respectively, and represented 0.76% of total loans held for investment at June 30, 2017 and 1.28% of total loans held for investment at March 31, 2017. The remaining credit and fair value marks on the loans acquired in the merger totaled $16.0 million at June 30, 2017.

Tangible book value2 per common share increased from $11.23 at March 31, 2017 to $11.32 at June 30, 2017. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 8.97% at June 30, 2017, within the Corporation’s target range of 8.00% to 10.50%.

About Access National Corporation
Access National Corporation is the parent company of Access National Bank and Middleburg Investment Group serving Northern and Central Virginia. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

CONTACT: Access National Corporation, Michael Clarke, 703-871-2100

Forward-Looking Statements
The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding expectations or predictions of future financial or business performance or conditions.  Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements in this report may include, but are not limited to, statements about projected impacts of and financial results generated by the merger of Access and Middleburg Financial Corporation (“Middleburg”).  Forward-looking statements speak only as of the date they are made and Access assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's reports filed with the SEC and those identified elsewhere in this release, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the merger of Access and Middleburg.

2 Non-GAAP financial information.

ACCESS NATIONAL CORPORATION
Consolidated Balance Sheet
(In thousands, except for share and per share data)

	(Unaudited)		(Unaudited)
	June 30, 2017	December 31, 2016	June 30, 2016
ASSETS
Cash and due from banks	$19,772	$9,186	$14,994
Interest-bearing balances and federal funds sold	46,889	81,873	66,541
Investment securities:
Available-for-sale, at fair value	402,557	194,090	173,558
Held-to-maturity, at amortized cost (fair value of $16,449, $9,293 and $9,487, respectively)	15,786	9,200	9,228
Total investment securities	418,343	203,290	182,786
Restricted stock, at amortized cost	8,742	10,092	7,159
Loans held for sale, at fair value	34,954	35,676	55,116
Loans held for investment, net of allowance for loan losses of $14,671, $16,008 and $13,834, respectively	1,913,674	1,033,690	928,895
Premises, equipment and land, net	29,363	7,084	6,822
Goodwill and intangible assets	184,194	1,833	1,857
Other assets	101,059	47,984	40,701
TOTAL ASSETS	$2,756,990	$1,430,708	$1,304,871

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$660,481	$362,036	$392,269
Interest-bearing demand deposits	454,675	126,189	123,638
Savings and money market deposits	611,708	314,396	242,026
Time deposits	460,342	251,706	286,612
Total deposits	2,187,206	1,054,327	1,044,545
Short-term borrowings	55,429	186,009	56,763
Long-term borrowings	80,000	60,000	75,000
Trust preferred debentures	3,843	—	—
Other liabilities and accrued expenses	15,644	9,842	10,177
TOTAL LIABILITIES	2,342,122	1,310,178	1,186,485
SHAREHOLDERS' EQUITY
Common stock ($0.835 par value; 60,000,000 shares authorized; 20,378,994, 10,636,242, and 10,583,594 issued and outstanding, respectively)	17,016	8,881	8,837
Additional paid in capital	303,997	21,779	20,625
Retained earnings	94,664	91,439	87,188
Accumulated other comprehensive income (loss), net	(809)	(1,569)	1,736
TOTAL SHAREHOLDERS' EQUITY	414,868	120,530	118,386
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,756,990	$1,430,708	$1,304,871

ACCESS NATIONAL CORPORATION
Consolidated Statement of Operations
(In thousands, except for share and per share data)
	(Unaudited)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016
INTEREST INCOME
Interest and fees on loans	$23,746	$11,354	$35,945	$22,230
Interest on federal funds sold and bank balances	221	96	352	166
Interest and dividends on securities	3,172	886	4,396	1,921
Total interest income	27,139	12,336	40,693	24,317
INTEREST EXPENSE
Interest on deposits	2,419	1,274	3,921	2,425
Interest on other borrowings	545	301	907	581
Total interest expense	2,964	1,575	4,828	3,006
NET INTEREST INCOME	24,175	10,761	35,865	21,311
Provision for loan losses	900	120	2,300	120
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	23,275	10,641	33,565	21,191
NONINTEREST INCOME
Service charges and fees	669	239	949	499
Gain on sale of loans	6,046	7,273	9,391	11,103
Other income	2,170	1,661	4,548	4,390
Total noninterest income	8,885	9,173	14,888	15,992
NONINTEREST EXPENSE
Salaries and benefits	12,660	8,407	20,700	16,075
Occupancy and equipment	1,981	749	2,801	1,510
Other operating expense	11,585	3,147	14,920	5,847
Total noninterest expense	26,226	12,303	38,421	23,432
Income before income tax	5,934	7,511	10,032	13,751
Income tax expense	2,088	2,633	3,579	4,778
NET INCOME	$3,846	$4,878	$6,453	$8,973
Earnings per common share:
Basic	$0.19	$0.46	$0.42	$0.85
Diluted	$0.19	$0.46	$0.41	$0.84
Average outstanding shares:
Basic	20,335,070	10,576,516	15,529,934	10,564,833
Diluted	20,453,991	10,639,167	15,655,613	10,622,763

ACCESS NATIONAL CORPORATION
Performance and Capital Ratios
(Unaudited, Dollars in thousands, except for per share and per share data)

	Three Months Ended		Six Months Ended		Twelve Months Ended
	June 30,	March 31,	June 30,	June 30,	December 31,
	2017	2017	2017	2016	2016
Return on average assets (annualized)	0.55%	0.74%	0.62%	1.45%	1.27%
Return on average equity (annualized)	3.73%	8.57%	4.83%	15.89%	14.11%
Net interest margin	3.91%	3.46%	3.75%	3.56%	3.52%
Efficiency ratio - Bank only	59.23%	53.26%	57.30%	50.64%	49.59%
Total average equity to earning assets	16.68%	8.99%	13.95%	9.43%	9.36%
Tangible common equity ratio[1]	8.97%	8.65%	8.97%	8.94%	8.31%

Averages
Assets	$2,789,088	$1,401,652	$2,096,372	$1,238,662	$1,288,582
Loans held for investment	1,896,824	1,052,167	1,474,551	910,300	939,837
Loans held for sale	28,254	24,461	26,368	39,982	47,060
Interest-bearing deposits and federal funds sold	121,572	64,628	94,174	68,435	67,457
Investment securities	422,792	209,533	316,345	179,600	189,585
Earning assets	2,471,036	1,353,360	1,913,515	1,197,547	1,242,923
Interest-bearing deposits	1,523,997	761,075	1,143,566	634,692	662,271
Total deposits	2,163,567	1,096,309	1,631,078	962,973	1,021,624
Repurchase agreements and federal funds purchased	53,949	28,369	41,148	15,712	16,270
FHLB short-term borrowings	57,824	86,200	71,934	68,791	56,522
FHLB long-term borrowings	79,892	59,556	69,698	69,478	68,525
Trust preferred debt	3,824	—	1,919	—	—
Equity	412,146	121,724	266,951	112,908	116,296

Allowance for loan losses to loans held for investment	0.76%	1.28%	0.76%	1.47%	1.53%
Total NPA	$8,954	$5,244	$8,954	$1,866	$6,922
NPA to total assets	0.32%	0.37%	0.32%	0.14%	0.48%

Mortgage loan originations and brokered loans	$116,958	$94,500	$211,458	$260,644	$544,866
Gain on sale of mortgage loans, net hedging activity	5,421	3,416	8,837	9,814	23,835
Allowance for losses on mortgage loans sold	1,029	1,029	1,029	1,029	1,029

Wealth Management segment - assets under management	$1,927,629	$676,865	$1,927,629	$625,000	$667,300

Book value per common share	$20.36	$11.40	$20.36	$11.19	$11.33

Tangible book value per common share [1]	$11.32	$11.23	$11.32	$11.01	$11.16

1 Non-GAAP financial information.

Composition of Loan Portfolio

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
(Dollars in thousands)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial real estate Owner occupied	$401,853	20.84%	$262,431	23.87%	$250,440	23.87%	$238,224	24.65%	$235,735	25.01%
Commercial real estate Non-owner occupied	377,037	19.55	205,452	17.59	184,688	17.59	174,342	18.04	153,206	16.25
Residential real estate	525,649	27.26	212,007	19.47	204,413	19.47	202,605	20.96	208,311	22.10
Commercial	476,055	24.69	294,451	29.67	311,486	29.67	264,794	27.40	257,139	27.28
Real estate construction	124,186	6.44	91,614	8.75	91,822	8.75	79,621	8.24	79,200	8.39
Consumer	23,565	1.22	6,836	0.65	6,849	0.65	6,959	0.71	9,138	0.97
Total loans	$1,928,345	100.00%	$1,072,791	100.00%	$1,049,698	100.00%	$966,545	100.00%	$942,729	100.00%
Less allowance for loan losses	14,671		13,727		16,008		14,696		13,834
Total loans	$1,913,674		$1,059,064		$1,033,690		$951,849		$928,895

Composition of Deposits

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
(Dollars in thousands)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Demand deposits	$660,481	30.20%	$376,674	32.56%	$362,036	34.34%	$409,558	36.73%	$392,269	37.55%
Interest-bearing demand deposits	454,675	20.79	141,981	12.27	126,189	11.97	124,856	11.20	123,638	11.84
Savings and money market	562,581	25.72	284,182	24.56	270,310	25.64	265,308	23.79	206,566	19.78
CDARS time deposits	39,746	1.82	41,369	3.58	34,290	3.25	36,948	3.31	53,212	5.09
CDARS/ICS non-maturity deposits	44,009	2.01	42,960	3.71	40,925	3.88	46,156	4.14	35,247	3.37
Brokered deposits	101,419	4.64	110,254	9.53	57,389	5.44	68,483	6.14	69,139	6.62
Time deposits	324,295	14.82	159,570	13.79	163,188	15.48	163,744	14.69	164,474	15.75
Total deposits	$2,187,206	100.00%	$1,156,990	100.00%	$1,054,327	100.00%	$1,115,053	100.00%	$1,044,545	100.00%

ACCESS NATIONAL CORPORATION Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities (Unaudited)
	Three months ended June 30,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
	(Dollars in thousands)
Assets:
Interest-earning assets:
Securities	$424,387	$3,172	2.99%	$181,327	$886	1.95%
Loans held for sale	28,254	297	4.20%	45,357	437	3.85%
Loans (1)	1,896,824	23,449	4.94%	915,218	10,917	4.77%
Interest-bearing balances and federal funds sold	121,572	221	0.73%	84,007	96	0.46%
Total interest-earning assets	2,471,037	27,139	4.39%	1,225,909	12,336	4.03%
Noninterest-earning assets:
Cash and due from banks	17,131			12,513
Premises, equipment and land	29,459			6,959
Other assets	285,518			36,775
Less: allowance for loan losses	(14,057)			(13,652)
Total noninterest-earning assets	318,051			42,595
Total assets	$2,789,088			$1,268,504
Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$472,065	$345	0.29%	$133,147	$126	0.38%
Money market deposit accounts	367,590	478	0.52%	190,324	166	0.35%
Savings accounts	191,409	212	0.44%	32,520	43	0.53%
Time deposits	492,932	1,384	1.12%	301,372	939	1.25%
Total interest-bearing deposits	1,523,996	2,419	0.63%	657,363	1,274	0.78%
Borrowings:
Securities sold under agreements to repurchase and federal funds purchased	53,949	26	0.19%	13,981	4	0.11%
FHLB short-term borrowings and subordinated debt	61,649	332	2.15%	51,154	88	0.69%
FHLB long-term borrowings	79,892	188	0.94%	74,341	209	1.12%
Total borrowings	195,490	546	1.12%	139,476	301	0.86%
Total interest-bearing liabilities	1,719,486	2,965	0.69%	796,839	1,575	0.79%
Noninterest bearing liabilities:
Demand deposits	639,570			348,056
Other liabilities	17,886			8,861
Total liabilities	2,376,942			1,153,756
Shareholders' equity	412,146			114,748
Total liabilities and shareholders' equity	$2,789,088			$1,268,504

Interest rate spread (2)			3.70%			3.23%
Net interest margin (3)		$24,174	3.91%		$10,761	3.51%

(1)	Loans placed on nonaccrual status are included in loan balances.

(2)	Interest spread is the average yield earned on earning assets less the average rate incurred on interest-bearing liabilities.

(3)	Net interest margin is net interest income expressed as a percentage of average earning assets.

ACCESS NATIONAL CORPORATION Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities (Unaudited)
	Six months ended June 30,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
	(Dollars in thousands)
Assets:
Interest-earning assets:
Securities	$318,422	$4,396	2.76%	$179,600	$1,921	2.14%
Loans held for sale	26,368	547	4.15%	39,982	781	3.91%
Loans (1)	1,474,551	35,398	4.80%	$910,300	21,449	4.71%
Interest-bearing balances and federal funds sold	94,174	352	0.75%	$68,435	166	0.49%
Total interest-earning assets	$1,913,515	$40,693	4.25%	$1,198,317	$24,317	4.06%
Noninterest-earning assets:
Cash and due from banks	14,416			$12,110
Premises, equipment and land	18,280			6,843
Other assets	164,945			35,008
Less: allowance for loan losses	(14,784)			(13,616)
Total noninterest-earning assets	182,857			40,345
Total assets	$2,096,372			$1,238,662
Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	307,685	498	0.32%	$129,064	$233	0.36%
Money market deposit accounts	313,339	823	0.53%	166,273	265	0.32%
Savings accounts	126,103	302	0.48%	33,609	90	0.54%
Time deposits	396,439	2,298	1.16%	305,746	1,837	1.20%
Total interest-bearing deposits	1,143,566	3,921	0.69%	634,692	2,425	0.76%
Borrowings:
Securities sold under agreements to repurchase and federal funds purchased	41,148	42	0.20%	15,712	7	0.09%
FHLB short-term borrowings and subordinated debt	73,853	498	1.35%	68,791	211	0.61%
FHLB long-term borrowings	69,698	368	1.06%	69,478	363	1.04%
Total borrowings	$184,699	$908	0.98%	153,981	581	0.75%
Total interest-bearing liabilities	1,328,265	4,829	0.73%	788,673	3,006	0.76%
Noninterest bearing liabilities:
Demand deposits	487,511			328,281
Other liabilities	13,645			8,800
Total liabilities	1,829,421			1,125,754
Shareholders' equity	266,951			112,908
Total liabilities and shareholders' equity	$2,096,372			$1,238,662

Interest rate spread (2)			3.53%			3.30%
Net interest margin (3)		$35,864	3.75%		$21,311	3.56%

(1)	Loans placed on nonaccrual status are included in loan balances.

(2)	Interest spread is the average yield earned on earning assets less the average rate incurred on interest-bearing liabilities.

(3)	Net interest margin is net interest income expressed as a percentage of average earning assets.

Segment Reporting

	Three Months Ended June 30, 2017
(Dollars in thousands)	Commercial Banking	Mortgage Banking	Trust & Wealth Management	Other	Eliminations	Consolidated Totals
Revenues:
Interest income	$26,917	$297	$3	$6	$(84)	$27,139
Gain on sale of loans	—	6,046	—	—	—	6,046
Other revenues	1,703	(692)	1,824	328	(323)	2,840
Total revenues	28,620	5,651	1,827	334	(407)	36,025
Expenses:
Interest expense	2,854	16	—	179	(84)	2,965
Salaries and employee benefits	8,240	3,193	1,227	—	—	12,660
Other expenses	7,922	1,256	452	5,160	(323)	14,467
Total operating expenses	19,016	4,465	1,679	5,339	(407)	30,092
Income (loss) before income taxes	$9,604	$1,186	$148	$(5,005)	$—	$5,933

Total assets	$2,685,238	$37,923	$41,437	$418,877	$(426,485)	$2,756,990

	Three Months Ended June 30, 2016
(Dollars in thousands)	Commercial Banking	Mortgage Banking	Wealth Management	Other	Eliminations	Consolidated Totals
Revenues:
Interest income	$12,092	$437	$—	$6	$(199)	$12,336
Gain on sale of loans	—	7,273	—	—	—	7,273
Other revenues	1,290	(134)	718	342	(316)	1,900
Total revenues	13,382	7,576	718	348	(515)	21,509
Expenses:
Interest expense	1,580	127	—	67	(199)	1,575
Salaries and employee benefits	4,165	3,714	528	—	—	8,407
Other expenses	1,867	1,567	259	639	(316)	4,016
Total operating expenses	7,612	5,408	787	706	(515)	13,998
Income (loss) before income taxes	$5,770	$2,168	$(69)	$(358)	$—	$7,511

Total assets	$1,245,441	$60,831	$2,861	$17,772	$(22,034)	$1,304,871

	Six Months Ended June 30, 2017
(Dollars in thousands)	Commercial Banking	Mortgage Banking	Trust & Wealth Management	Other	Eliminations	Consolidated Totals
Revenues:
Interest income	$40,311	$547	$3	$12	$(180)	$40,693
Gain on sale of loans	—	9,391	—	—	—	9,391
Other revenues	2,468	434	2,578	664	(646)	5,498
Total revenues	42,779	10,372	2,581	676	(826)	55,582
Expenses:
Interest expense	4,724	43	—	242	(180)	4,829
Salaries and employee benefits	12,658	6,224	1,818	—	—	20,700
Other expenses	11,449	2,097	691	6,431	(646)	20,022
Total operating expenses	28,831	8,364	2,509	6,673	(826)	45,551
Income (loss) before income taxes	$13,948	$2,008	$72	$(5,997)	$—	$10,031

Total assets	$2,685,238	$37,923	$41,437	$418,877	$(426,485)	$2,756,990

	Six Months Ended June 30, 2016
(Dollars in thousands)	Commercial Banking	Mortgage Banking	Wealth Management	Other	Eliminations	Consolidated Totals
Revenues:
Interest income	$23,848	$781	$—	$10	$(322)	$24,317
Gain on sale of loans	—	11,103	—	—	—	11,103
Other revenues	2,226	1,113	1,496	689	(635)	4,889
Total revenues	26,074	12,997	1,496	699	(957)	40,309
Expenses:
Interest expense	3,016	178	—	134	(322)	3,006
Salaries and employee benefits	8,088	6,899	1,088	—	—	16,075
Other expenses	3,707	2,636	550	1,219	(635)	7,477
Total operating expenses	14,811	9,713	1,638	1,353	(957)	26,558
Income (loss) before income taxes	$11,263	$3,284	$(142)	$(654)	$—	$13,751

Total assets	$1,245,441	$60,831	$2,861	$17,772	$(22,034)	$1,304,871